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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Savings Plus Plan, Lam Research 401(k) of our report dated July 20, 2001, with respect to the consolidated financial statements and schedule of Lam Research Corporation included in its Annual Report (Form 10-K) for the year ended June 24, 2001, filed with the Securities and Exchange Commission.

                                            /s/ ERNST & YOUNG LLP


San Jose, California
March 15, 2002

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